SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 8, 2004
(date of earliest event reported)

Fieldstone Mortgage Investment Trust, Series 2004-2

Mortgage Backed Securities

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333- 109307	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

Filing of Computational Materials

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Asset Backed Securities Corporation (the “Company”) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Fieldstone Mortgage Investment Trust, Series 2004-2, Mortgage Backed Securities.

In connection with the offering of the Fieldstone Mortgage Investment Trust, Series 2004-2, Mortgage Backed Securities, Credit Suisse First Boston LLC (“CSFB”), as one of the underwriters of the Certificates, has prepared certain materials (the “Structural Term Sheet(s)”) for distribution to their potential investors.  Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Structural Term Sheet(s).

The Structural Term Sheet(s) are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Structural Term Sheet(s)

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 8, 2004.

ASSET BACKED SECURITIES CORPORATION

By /s/ Joseph Donovan

Name: Joseph Donovan

Title: Vice President

Exhibit Index

Exhibit

Page

99.1

Structural Term Sheet(s)

       6